UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): October 2, 2023

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-09278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $1 par value	CSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On October 2, 2023, Carlisle Companies Incorporated, a Delaware corporation (the “Company”), and certain direct and indirect wholly-owned subsidiaries of the Company (each of the Company and such direct and indirect wholly-owned subsidiaries of the Company, a “Seller” and, collectively, the “Sellers”), and LSF12 Donnelly Bidco, LLC, a Delaware limited liability company and an affiliate of Lone Star Funds (“Buyer”), completed the transaction contemplated by the Equity Purchase Agreement, dated as of June 14, 2023 (the “Agreement”).
Pursuant to the Agreement, the Sellers sold to Buyer equity interests comprising the Company’s Carlisle Fluid Technologies business segment (the “Acquired Business”) in exchange for cash consideration in the amount of $520 million, subject to certain customary purchase price adjustments.
The material terms of the Agreement were previously reported in Item 1.01 of the Current Report on Form 8-K filed on June 16, 2023 with the United States Securities and Exchange Commission and are incorporated herein by reference. The description of the Agreement included or incorporated by reference in this Current Report on Form 8-K (this “Report”) is a summary only and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Report and is incorporated by reference herein.
Item 7.01.    Regulation FD Disclosure.
On October 2, 2023, the Company announced the closing of the transaction contemplated by the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Report.
The information in this Item 7.01 of this Report, including Exhibit 99.1, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)          Exhibits

Exhibit Number	Exhibit Title

2.1*	Equity Purchase Agreement, dated June 14, 2023, by and among Carlisle Companies Incorporated, Carlisle Intermediate Holdings, Inc., Carlisle, LLC, Carlisle International, LLC, Carlisle International Holdings Ltd, Carlisle Global II Limited, Carlisle Holdings GmbH and LSF12 Donnelly Bidco, LLC
99.1	Press release of Carlisle Companies Incorporated dated October 2, 2023.
104	Cover page interactive data file (embedded within the inline XBRL document).
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	October 2, 2023	By:	/s/ Kevin P. Zdimal
Kevin P. Zdimal
Vice President and Chief Financial Officer